SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES:

Cash Management Fund Cash Reserve Fund — Prime Series Cash Reserves Fund Institutional DWS Money Market Series

Effective immediately, the fund may not lend portfolio securities. Therefore, all references to the fund’s policy of permitting the lending of securities and to the associated risks are hereby deleted.

Please Retain This Supplement for Future Reference

September 24, 2010
PS-3600